January 31, 2008

AMM FUNDS

TICKER SYMBOL FAINX

FALLEN ANGELS INCOME FUND

Objective

The Fund seeks high current income with the potential for capital appreciation.

Strategy

The Fund invests in debt and equity securities that, in the opinion of American Money Management, appear to be undervalued at current market prices.  These include dividend paying common stocks, preferred stocks, closed-end income funds, royalty trusts, convertible securities, bonds, warrants to buy common stocks, and U.S. government securities.  The fund may hold positions in the debt and equity securities of small, medium and large capitalization companies.  Debt securities purchased directly by the Fund can be of any credit quality and may be of any maturity and duration. The Fund monitors each holding and adjusts the portfolio as necessary to reflect changes in each security’s fundamentals and valuation.

General Fund Information

Ticker Symbol

FAINX

Net Asset Value / Share

$8.91

Dividends

Paid Monthly

     Distributions Since Inception

$0.8464 per share

Type

No-load fund (no sales charges)

Fund Inception

September 2006

Investment Managers

Gabriel Wisdom, Managing Director, American Money Management, LLC

Michael Moore, Chief Investment Officer, American Money Management, LLC

Asset allocation

Portfolio characteristics

Number of  Securities

    74

Morningstar Category

    Moderate Allocation

Ten largest holdings *

Penn West Energy Trust

4.86%

Nuveen Pref & Con Inc Fund II

2.07%

Evergreen Utilities & High Income Fund

1.97%

Eaton Vance Tax-Mngd Equity Income Fund

1.84%

Advent Claymore Convert Sec & Inc Fund

1.82%

Nicholas Applegate Convertible

1.78%

Enerplus Resources Fund

1.73%

Eaton Vance Tax Mgd Buy-Write Opp.

1.71%

Saturns Tribune Co. 7%

1.69%

Allmerica Fncl (Corts) 7.75%

1.67%

Sector diversification

Below Investment Grade Corporate

18.92%

Below Investment Grade Government

2.38%

Convertibles

9.03%

Domestic Equities

10.24%

Global Equities

6.80%

Investment Grade Corporate

14.55%

Investment Grade Government

2.21%

Oil & Gas Trusts

11.22%

Real Estate Investment Trusts

2.62%

Other

1.27%

* The top ten holdings and other portfolio characteristic information are presented to illustrate examples of the securities that the Fund has bought, the diversity of areas in which the Fund may invest, and may not be representative of the Fund's current or future investments.  The top ten holdings do not include money market instruments.  The information presented is as of the date shown above, does not reflect the entire investment portfolio of the Fund, and may change at any time.  Percentages are based on the total market value of the Fund's portfolio.

     Investors should carefully consider the Fund’s investment objectives, risks and expenses before investing.    A prospectus containing this and other important information is available on-line at www.FallenAngelsFunds.com or by calling 888-999-1395.  Please read the prospectus carefully before investing.